FIRST AMENDMENT TO SECOND RESTATED REVOLVING CREDIT LOAN AGREEMENT
     THIS FIRST AMENDMENT TO SECOND RESTATED REVOLVING CREDIT LOAN AGREEMENT dated as of June 23, 2005, by and among BANK OF AMERICA, N.A., (“Lender”) and CHICO’S FAS, INC., a Florida corporation (“FAS”), CHICO’S RETAIL SERVICES, INC., a Florida Corporation, formerly known as Chico’s Distribution, Inc., a Florida corporation (“Retail”), PAZO, INC., a Florida Corporation (“Pazo”), WHITE HOUSE | BLACK MARKET, INC., a Florida Corporation (“White House”), SOMA BY CHICO’S, LLC, a Florida limited liability company (“Soma”), CHICO’S DISTRIBUTION SERVICES, LLC, a Georgia limited liability company, formerly known as Chico’s Real Estate, LLC, a Georgia limited liability company (“Real Estate”) and FITAPPCO, INC., a Florida corporation (“FitAppCo”) (individually “Obligor” and collectively, “Obligors”) is made this May 15, 2006.
BACKGROUND
     WHEREAS, Obligors have requested that Lender modify the existing revolving credit facility of $45,000,000.00 to change the mechanics for extensions of the Revolving Credit Loan Maturity Date on a rolling basis beyond the existing maximum Revolving Credit Loan Maturity Date of June 1, 2008; and
     WHEREAS, the existing revolving credit facility is reflected in that certain Second Restated Revolving Credit Loan Agreement dated as of June 23, 2005 (the “Agreement”); and
     WHEREAS, Lender has agreed to modify the revolving credit facility, conditioned upon terms and conditions acceptable to Lender.
     WHEREAS, Obligors and Lender desire to set forth the mutually agreed upon amended terms and conditions to the Agreement.
     NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
1. The following Definitions under Section 1.1 of the Agreement are hereby amended as follows:
     “Revolving Credit Advance Term” shall mean the period commencing on June 23, 2005 and ending on the Revolving Credit Loan Maturity Date.
     “Revolving Credit Loan Maturity Date” shall mean the date of the final payment is due under the Revolving Credit Note. The “Initial Revolving Credit Loan Maturity Date” shall be June 1, 2008 and the Revolving Credit Loan Maturity Date may be extended as provided for pursuant to Section 2.4 f (each an “Extended Revolving Credit Loan Maturity Date”).
2. Paragraph d of Section 2.2 of the Agreement is amended to read:
     d. No Letter of Credit or Acceptance may have an expiration date later than five (5) Business Days prior to the applicable Revolving Credit Loan Maturity Date. Each drawing under a Letter of Credit or Acceptance (each an “L/C Advance”), shall be payable by Obligors, without demand or notice of any kind, in full, on the date the beneficiary of the Letter of Credit or Acceptance draws on such Letter of Credit or presents such Acceptance. Notwithstanding the foregoing, if for any reason, Lender issues a Letter of Credit whose expiration date extends beyond the applicable Revolving Credit Loan Maturity Date, upon the applicable Revolving Credit Loan Maturity Date, Obligors shall provide cash collateral for the Letter of Credit as provided in Section 8.7.
3. Paragraph f of Section 2.4 of the Agreement is amended to read:
     f. Principal on the Revolving Credit Note is due in full in a single payment on the Initial Revolving Credit Loan Maturity Date.
     (1) Notwithstanding the foregoing, on June 1, 2007, Lender will automatically extend the Revolving Credit Loan Maturity Date for an additional one year from the Initial Revolving Credit Loan Maturity Date of June 1, 2008 to June 1, 2009 (such extended date being the first “Extended Revolving Credit Loan Maturity Date”) unless either: (a) at least fifteen (15) days prior to June 1, 2007 (the date which is one year preceding the Initial Revolving Credit Loan Maturity Date), Lender notifies Obligors that the Revolving Credit Note will not be renewed or FAS advises Lender that the Revolving Credit Note should not be renewed; or (b) any Obligor is then in default under any Note or any of the Loan Documents; or (c) Lender has previously refused, consistent with the terms of this Agreement, to make any additional Advances or reduced the availability of Advances under the Revolving Credit Note; or (d) FAS has previously given written notice to Lender, consistent with subparagraph (3) of this Section 2.4 f., directing that the Revolving Credit Loan Maturity Date be accelerated.
     (2) Following the extension of the Initial Revolving Credit Loan Maturity Date, Lender shall annually thereafter, beginning on June 1, 2008, automatically further extend the Revolving Credit Loan Maturity Date by an additional one year (each new Revolving Credit Loan Maturity Date is an “Extended Revolving Credit Loan Maturity Date”) unless either: (a) at least fifteen (15) days prior to June 1 of the year preceding the then next applicable Extended Revolving Credit Loan Maturity Date, Lender notifies Obligors that the Revolving Credit Note will not be renewed or FAS advises Lender that the Revolving Credit Note should not be renewed; or (b) any Obligor is then in default under any Note or any of the Loan Documents; or (c) Lender has previously refused, consistent with the terms of this Agreement, to make any additional Advances or reduced the availability of Advances under the Revolving Credit Note; or (d) FAS has previously given written notice to Lender, consistent with subparagraph (3) of this Section 2.4 f., directing that the Revolving Credit Loan Maturity Date be accelerated.
     (3) At any time prior to the Revolving Credit Loan Maturity Date, FAS may elect, in its sole discretion, by giving written notice of same to Lender, to accelerate the Revolving Credit Loan Maturity Date to a date (the “Accelerated Revolving Credit Loan Maturity Date”) which is prior to the then effective Revolving Credit Loan Maturity Date and which is the later of (a) thirty (30) days following the date of delivery of such written notice of FAS’ election or (b) fifteen (15) days following the latest expiration date of all Letters of Credit and Acceptances outstanding on the date of delivery of such written notice of FAS’ election.
     If Lender, in its sole discretion, elects not to extend the Revolving Credit Note or if FAS, in its sole discretion, advises Lender that the Revolving Credit should not be renewed, Lender will not be obligated to make any further advances thereunder after the then next applicable Revolving Credit Loan Maturity Date, and provided that no Obligor is in default under any Note or any of the Loan Documents, Obligors will pay the entire balance outstanding under the Revolving Credit Note by the then next applicable Revolving Credit Loan Maturity Date. If any Obligor is in default under any Note or any of the Loan Documents, then after expiration of any applicable notice and grace periods, Lender may demand payment of the balance outstanding under all Notes in full immediately.

     If FAS, in its sole discretion, consistent with subparagraph (3) of this Section 2.4 f., elects to accelerate the Revolving Credit Loan Maturity Date to an Accelerated Revolving Credit Loan Maturity Date, Lender will not be obligated to make any further advances thereunder after the designated Accelerated Revolving Credit Loan Maturity Date, and provided that no Obligor is in default under any Note or any of the Loan Documents, Obligors will pay the entire balance outstanding under the Revolving Credit Note by the Accelerated Revolving Credit Loan Maturity Date. If any Obligor is in default under any Note or any of the Loan Documents, then after expiration of any applicable notice and grace periods, Lender may demand payment of the balance outstanding under all Notes in full immediately.
     The Revolving Credit Note notwithstanding, Obligors shall repay such outstanding advances as are necessary to reduce the outstanding principal balance thereunder to the extent necessary so as not to exceed the Revolving Credit Loan Ceiling.
4. FitAppCo shall be added as an Obligor for all purposes of the Agreement and the Loan Documents and, as required by the Agreement, shall execute and deliver a Guaranty to Lender.
5. Each Obligor acknowledges that they have no claims of offset or defenses to the Indebtedness and hereby confirm that there has been no Event of Default under the Agreement or the Loan Documents. Each Obligor waives any and all claims of offset or defenses to the Loan Documents and the Indebtedness as a condition to the extension of the additional credit by Lender hereunder.
6. These covenants shall be deemed supplemental to the covenants contained within the original Agreement unless they expressly conflict with such covenants in which event these provisions shall prevail.
7. In all other respects, Obligors and Lender hereby ratify and confirm the terms and conditions of the Agreement.
SIGNATURES APPEAR ON THE NEXT SUCCEEDING PAGE

     IN WITNESS WHEREOF, the parties hereto have executed or caused this First Amendment to be executed as of the day and year first above written.

Signed Sealed and Delivered in the
Presence of:

/s/ Sherry Terzian
Print name:	Sherry Terzian
Witness as to All

CHICO’S FAS, INC., A FLORIDA CORPORATION
By:		/s/ Charles J. Kleman
Print Name:		Charles J. Kleman
Its		Exec. Vice Pres.-Finance, CFO & Treasurer

CHICO’S RETAIL SERVICES, INC., A FLORIDA CORPORATION, f/k/a Chico’s Distribution, Inc., a Florida corporation
By:		/s/ Charles J. Kleman
Print Name:		Charles J. Kleman
Its		Exec. Vice Pres.-Finance

WHITE HOUSE | BLACK MARKET, INC., A FLORIDA CORPORATION,
By:		/s/ Charles J. Kleman
Print Name:		Charles J. Kleman
Its		Exec. Vice Pres.-Finance

SOMA BY CHICO’S, LLC, A FLORIDA LIMITED LIABILITY COMPANY
By:		/s/ Charles J. Kleman
	Print Name:	Charles J. Kleman
Its		Exec. Vice Pres.-Finance

CHICO’S DISTRIBUTION SERVICES, LLC, A GEORGIA LIMITED LIABILITY COMPANY f/k/a Chico’s Real Estate, LLC, a Georgia limited liability company
By:		/s/ Charles J. Kleman
Print Name:		Charles J. Kleman
Its		Exec. Vice Pres.-Finance

/s/ Patricia Hausle
Print name:	Patricia Hausle
Witness as to all

/s/ Becky Roberts
Print name:	Becky Roberts

/s/ Patricia L. Klein
Print name:	Patricia L. Klein

FITAPPCO, INC., A FLORIDA CORPORATION,
By:	/s/ Charles J. Kleman
Print Name:	Charles J. Kleman
Its	Exec. Vice Pres.-Finance

BANK OF AMERICA, N.A.
By:	/s/ Meriem L. Blevins
Meriem L. Blevins, Sr. Vice President